Exhibit 32.1

Certification of Principal Executive and Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Fortress International Group, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the three months ended September 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008	By:	/s/ Thomas P. Rosato
Thomas P. Rosato Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2008	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer (Principal Financial and Accounting Officer)